UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2008

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1050 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

9440 Little Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 4, 2008, PURE BIOFUELS CORP. (the “Company”), executed a 10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE promising to pay to Plainfield Peru I LLC or its registered assigns (the “Holder”) on September 12, 2012 the principal sum of FOUR HUNDRED TWELVE THOUSAND TWO HUNDRED FIFTY THREE DOLLARS ($412,253).

The Company promised to pay to the Holder interest on the principal amount of the Note at a rate per annum set forth below from the date of issuance until maturity. The Company will pay interest on this Note semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2009, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including November 1, 2008. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, from time to time on demand at a rate per annum that is 2% in excess of the rate otherwise payable. If an Event of Default has occurred and is continuing, interest on this Note shall accrue at a rate per annum that is 2% in excess of the rate otherwise applicable. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company may, at its option, elect to pay interest on this Note (i) entirely in cash (“Cash Interest”) or (ii) entirely by issuing additional Notes (“PIK Interest”). The first payment of interest on this Note shall be in PIK Interest. Thereafter, the Company must elect the form of interest payment with respect to each interest period by delivering a notice to the Holder prior to the beginning of each interest period. In the absence of such an election for any interest period, interest on this Note will be payable in the form of the interest payment for the prior interest period.

Cash Interest on this Note will accrue at the rate of 10% per annum. PIK Interest on this Note will accrue at the rate of 12% per annum and be payable by issuing additional Notes (“PIK Notes”) in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar) and the Company will issue and deliver such PIK Notes to the Holder of this Note. Any PIK Notes will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes issued pursuant to a PIK Payment will mature on September 12, 2012 and will be governed by, and subject to the terms, provisions and conditions of, the Purchase Agreement referred to below and shall have the same rights and benefits as the Notes issued on the Issue Date.

On November 4, 2008, PURE BIOFUELS CORP. (the “Company”), executed a second 10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE promising to pay to Plainfield Peru I LLC or its registered assigns (the “Holder”) on September 12, 2012 the principal sum of TWO MILLION THREE HUNDRED SEVENTY THOUSAND ONE HUNDRED EIGHTY TWO DOLLARS ($2,370,182).

The Company promised to pay to the Holder interest on the principal amount of this Note at a rate per annum set forth below from the date of issuance until maturity. The Company will pay interest on this Note semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2009, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including October 1, 2008. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, from time to time on demand at a rate per annum that is 2% in excess of the rate otherwise payable. If an Event of Default has occurred and is continuing, interest on this Note shall accrue at a rate per annum that is 2% in excess of the rate otherwise applicable. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Company may, at its option, elect to pay interest on this Note (i) entirely in cash (“Cash Interest”) or (ii) entirely by issuing additional Notes (“PIK Interest”). The first payment of interest on this Note shall be in PIK Interest. Thereafter, the Company must elect the form of interest payment with respect to each interest period by delivering a notice to the Holder prior to the beginning of each interest period. In the absence of such an election for any interest period, interest on this Note will be payable in the form of the interest payment for the prior interest period.

Cash Interest on this Note will accrue at the rate of 10% per annum. PIK Interest on this Note will accrue at the rate of 12% per annum and be payable by issuing additional Notes (“PIK Notes”) in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar) and the Company will issue and deliver such PIK Notes to the Holder of this Note. Any PIK Notes will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Notes issued pursuant to a PIK Payment will mature on September 12, 2012 and will be governed by, and subject to the terms, provisions and conditions of, the Purchase Agreement referred to below and shall have the same rights and benefits as the Notes issued on the Issue Date.

In connection with the execution of the Notes:

•
A THIRD AMENDMENT TO LOAN DOCUMENTS, dated as of November 4, 2008, was entered into among PURE BIOFUELS CORP., PURE BIOFUELS DEL PERU S.A.C. and PALMA INDUSTRIAL S.A.C., PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED (in its capacities as the Lender and the Administrative Agent), and the other Credit Parties party to the loan documents.

Pursuant to the terms of the Third Amendment to Loan Documents, interest under the Loan Agreement (as defined in the Third Amendment to Loan Documents) from and including March 12, 2008 to but excluding October 1, 2008, shall be due and payable on November 4, 2008 and the Company and Pure Biofuels Del Peru S.A.C. and Palma Industrial S.A.C. agreed to implement a trust arrangement with respect to the Collateral (as defined in the Loan Agreement) by December 15, 2008.

•
A SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of November 4, 2008, was entered into by and among PURE BIOFUELS CORP., a Nevada corporation, and PLAINFIELD PERU I LLC, a Delaware limited liability company, and PLAINFIELD PERU II LLC, a Delaware limited liability company (the “Second Amendment”).

Pursuant to the Second Amendment and in consideration for the Deferred Interest and the Additional Deferred Interest (both terms as defined in the Second Amendment), the Company issued to Plainfield Peru I LLC the convertible notes referred to above are convertible into a total of 9,274,784 shares of the Company’s common stock, at a conversion price of $0.30. In addition, in consideration for the Additional Deferred Interest, the Company will issue to Plainfield Peru I LLC on December 1, 2008, January 1, 2009 and February 1, 2009, senior convertible PIK election notes in the principal amounts of $398,955, $412,253 and $412,254 (adjusted to the extent necessary to reflect the change in the Additional Deferred Interest), respectively, convertible into a total of 4,078,205 shares of Common Stock (adjusted to the extent necessary to reflect the change in the Additional Deferred Interest).

The Notes and these Agreements are filed as exhibits to this Form 8-K and should be referred to in its entirety for complete information concerning the Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

We relied upon Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended, for the above issuance.

We believed that Section 3(a)(9) of the Securities Act was available because we issued the Exchange Shares solely in exchange for the Warrants and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

We believed that Section 4(2) of the Securities Act was available because:

·	The issuance did not involve underwriters, underwriting discounts or commissions.
·	Restrictive legends were placed on all certificates issued as described above.
·	The issuance did not involve general solicitation or advertising.
·	The issuance was made solely to Accredited Investors (as defined in Section 501(a) of the Securities Act).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1   10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE in the principal amount of FOUR HUNDRED TWELVE THOUSAND TWO HUNDRED FIFTY THREE DOLLARS ($412,253).

10.2   10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE in the principal amount of TWO MILLION THREE HUNDRED SEVENTY THOUSAND ONE HUNDRED EIGHTY TWO DOLLARS ($2,370,182).

10.3   Third Amendment to Loan Documents

10.4   Second Amendment to Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

Date: November 7, 2008	By: /s/ Luis Goyzueta Luis Goyzueta Chief Executive Officer and Director